UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2006

PLACER SIERRA BANCSHARES

(Exact name of registrant as specified in its charter)

California	0-50652	94-3411134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 J Street,
Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 554-4750

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 30, 2006, the Compensation Committee of the Board of Directors of Placer Sierra Bancshares (NASDAQNMS: PLSB) (the “Company”) adopted a 2006 Executive Annual Incentive Plan Document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Under the 2006 Executive Annual Incentive Plan Document, executives may earn bonuses if certain metrics related to return on average assets, return on average equity, net income, core deposit growth rate, net loan growth and/or leadership and teamwork for the 2006 fiscal year are met. As of the date of the filing of this Form 8-K, executive officers who would qualify as the Company’s named executive officers (as defined in Item 401(a)(3) of Regulation S-K) that are eligible to participate in the plan are: Randall E. Reynoso, the Chief Operating Officer of the Company and the Company’s wholly owned subsidiary, Placer Sierra Bank; Marshall V. Laitsch, President, Southern California Division of Placer Sierra Bank; and Angelee J. Harris, Executive Vice President and General Counsel of Placer Sierra Bancshares. The plan allows Mr. Reynoso to receive up to 60% of his base salary, Mr. Laitsch to receive up to 50% of his base salary and Ms. Harris to receive up to 50% of her base salary. In addition, five other executive officers of the Company and the Bank are entitled to receive up to 50% or up to 45% of their respective base salaries. The Company’s Chairman and Chief Executive Officer, Ronald W. Bachli, and the Company’s Chief Financial Officer, David E. Hooston, will not participate in the plan.

Section 5 – Corporate Governance and Management

Item 5.02. Amendment to Bylaws

On May 31, 2006 the Board of Directors of the Company adopted Amended and Restated Bylaws. The Amended and Restated Bylaws reflect an amendment adopted by shareholders at the Company’s annual meeting to change the range of directors from seven to thirteen. In addition, the Board amended the Bylaws to (i) set the exact number of directors at ten, (ii) eliminate references to an executive committee of the Board and (iii) provide that shares of Company stock could be issued in certificated and uncertificated form.

The Amended and Restated Bylaws are attached hereto as Exhibit 3.1.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

(b)	Pro forma financial information.

(c)	Shell Company Transactions.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of Placer Sierra Bancshares as of May 31, 2006

10.1	2006 Executive Annual Incentive Plan Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Placer Sierra Bancshares
(Registrant)
Date May 31, 2006
/s/ Ronald W. Bachli
Ronald W. Bachli Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of Placer Sierra Bancshares as of May 31, 2006

10.1	2006 Executive Annual Incentive Plan Document